SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☒ PreliminaryProxy Statement	☐ Confidential, For Use of the Commission Only(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

THE MEXICO FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐    Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

THE MEXICO FUND, INC.

1775 I Street, N.W., Suite 1100

Washington, DC 20006-2401

Notice of Special Meeting of Stockholders

April 24, 2009

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), will be held at JPMorgan Chase, 707 Travis, 11th Floor, Houston, TX 77002 on May 29, 2009 at 4:00 P.M. Central time for the following purpose:

To consider and vote upon the elimination of the fundamental policy governing the Fund’s periodic in-kind repurchase offers.

The Board of Directors has fixed April 20, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. All stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose, or authorize the proxy vote by telephone or internet pursuant to instructions on the enclosed proxy card. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

New York, New York

Dated: April 24, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 29, 2009

This Proxy Statement and the Fund’s proxy card, along with the Fund’s Annual Report for the fiscal year ended October 31, 2008, are available free of charge on the Fund’s web site at www.themexicofund.com.

PLEASE RESPOND—YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING AND REGARDLESS OF THE NUMBER OF SHARES YOU OWN, WE URGE YOU TO VOTE FOR THE PROPOSAL BY PROMPTLY COMPLETING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD OR AUTHORIZING THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU RETURN YOUR PROXY AS SOON AS POSSIBLE TO ASSURE THAT YOUR PROXY WILL BE VOTED AND TO AVOID ANY ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION. FOR MORE INFORMATION, PLEASE CALL (866) 620-9554.

PROXY STATEMENT

THE MEXICO FUND, INC.

1775 I Street, N.W., Suite 1100

Washington, DC 20006-2401

Special Meeting of Stockholders

May 29, 2009

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), to be exercised at a Special Meeting of Stockholders of the Fund (the “Meeting”) to be held at JPMorgan Chase, 707 Travis, 11th Floor, Houston, TX 77002, on May 29, 2009 at 4:00 P.M. Central time and at any adjournment or postponement thereof. The approximate mailing date of this Proxy Statement is May 12, 2009 or as soon as practicable thereafter.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked on the proxy card with respect to the Proposal, a properly executed proxy will be voted “FOR” the Proposal. Any stockholder whose shares are registered directly in his or her name with the Fund’s transfer agent, American Stock Transfer & Trust Company, has the right to give a proxy, to attend the Meeting to vote his or her shares in person (thereby revoking any prior proxy), and to revoke a proxy at any time prior to its exercise by submitting a properly executed, subsequently dated proxy, received by the Fund addressed to American Stock Transfer and Trust Company at 59 Maiden Lane, Plaza Level, New York, New York 10273-0923, Attn: Proxy Department. Such stockholders may vote using the enclosed proxy card along with the enclosed postage-paid envelope, or may authorize proxy voting by telephone or internet by following the instructions contained on their proxy card. Any stockholder who holds his or her shares in a stock brokerage account or by a bank or other nominee is considered the beneficial owner of shares held in “street name,” and has the right to provide brokers or nominees with instructions on how to vote his or her shares by following the voting instruction card provided by the broker or nominee. Such stockholder may change his or her vote by providing new broker voting instructions to the broker or nominee at a later date (which automatically revokes the earlier proxy instructions).

The presence at the Meeting in person or by proxy of the stockholders entitled to cast a majority of all votes entitled to be cast at the Meeting is necessary to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present.

Provided a quorum is present, approval of the Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (“1940 Act”), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares. An abstention as to the Proposal will have the effect of a vote “AGAINST” the Proposal. Broker non-votes will have the effect of a vote “AGAINST” the Proposal.

In the event that the necessary quorum to transact business at the Meeting is not obtained, the chairman of the meeting or the stockholders may adjourn the meeting from time to time to a date not more than 120 days after the original record date without notice other than announcement at the meeting. If a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the chairman of the meeting may adjourn the meeting, or may permit the persons named as proxies to propose one or more adjournments of the Meeting to permit further solicitation of proxies. If submitted to stockholders, any such adjournment will require the affirmative vote of holders of a majority of those shares represented at the Meeting in person or by proxy (or a majority of votes cast if a quorum is present). The persons named as proxies will vote those proxies which they are entitled to vote in favor of the Proposal “FOR” such an adjournment, and will vote those proxies required to be voted against the Proposal “AGAINST” such adjournment. For purposes of votes with respect to adjournment, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. If a motion for adjournment is not approved, the voting on the Proposal will be completed at the Meeting. A stockholder vote may be taken on the Proposal prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Only stockholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a stockholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our stockholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board of Directors has fixed April 20, 2009 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof. Stockholders on the record date will be entitled to one vote for each share held. As of April 20, 2009, the Fund had outstanding 17,195,275 shares of common stock, par value $1.00 per share.

The Board of Directors of the Fund knows of no other business that will be presented for consideration at the Meeting.

The Fund will furnish, without charge, a copy of the Fund’s annual report for its fiscal year ended October 31, 2008, and any more recent reports, to any Fund stockholder upon request. To request a copy, please visit the Fund’s web site at www.themexicofund.com or contact the Fund’s Public Relations Agent at: The Altman Group, 60 East 42nd Street Suite 916, New York, NY 10165, (866) 620-9554.

PROPOSAL: ELIMINATION OF FUNDAMENTAL POLICY GOVERNING THE FUND’S PERIODIC IN-KIND REPURCHASE OFFERS

By voting “FOR” the Proposal you will remove a burdensome, restrictive fundamental investment policy of the Fund. Your vote “FOR” will not reduce or eliminate the Board of Directors’ intention to take actions to address the stock price discount. The Board of Directors will continue to make quarterly cash distributions to stockholders and when appropriate various types of repurchases. Vote “FOR” to give your Fund Board of Directors more flexibility to better serve Fund stockholders’ interests.

Background

Over the last several years, the Board of Directors has persistently explored possible solutions to address the discount at which the Fund’s shares trade to their net asset value (“NAV”). The Board of Directors has regularly considered (and continues to consider) share repurchases, tender offers, periodic distributions and other measures as possible means of reducing of the Fund’s discount. The Board of Directors has implemented such measures at various points in the Fund’s history, under appropriate market conditions and when the Board of Directors has believed such measures would be in the best interests of the Fund and its stockholders.

One measure that the Fund has employed since 2002 is the fundamental policy pursuant to which the Fund conducts periodic in-kind repurchase offers (the “Policy”). The Policy was implemented following stockholder approval and is conducted pursuant to exemptive relief granted to the Fund by the Securities and Exchange Commission (“SEC”). As discussed further below, the Policy imposes very specific conditions upon the Fund which require it to conduct repurchase offers in a particular manner, for a certain amount, and at certain periodic intervals, among other things. In the years since its adoption, the Board of Directors has discovered that the Policy greatly limits the range of other options that the Fund can employ to seek to reduce the discount. After monitoring the impact of the Policy on the discount for some time under varying market conditions, the Board of Directors has concluded that the Fund’s obligations under the Policy have become unduly onerous, and have limited the Fund’s ability to implement other measures which may be more effective in reducing the discount. For this reason, the Board of Directors has proposed that stockholders vote to eliminate the Policy.

Overview of the Policy

The Fund must abide by certain highly restrictive and complex conditions in conducting repurchase offers pursuant to the Policy. The Policy requires the Fund to repurchase its shares at least once each fiscal year. The Fund must offer to repurchase between one and 100% of its outstanding shares in each repurchase offer, but no less than five percent of its outstanding shares each fiscal year. Repurchase offers under the Policy must be “in kind,” meaning that the Fund provides to participating stockholders a pro-rata distribution or “slice” of the Fund’s portfolio securities in return for their repurchased shares, except under certain limited conditions. The shares to be repurchased by the Fund are valued at NAV minus a repurchase offer fee not to exceed two percent of NAV. The Fund’s repurchase offers under the Policy may only be made at periodic intervals of three, six or 12 months, and the Fund must provide advance written notification to stockholders of the interval to the next repurchase offer. These are among the more significant conditions imposed by the Policy.

The Policy is burdensome, removes flexibility from the Board of Directors, and does not always permit the Board of Directors to act immediately or creatively to address the stock price discount. The Policy is severe in its limitation. Once the interval to the next repurchase offer is announced, the date cannot be altered. Moreover, only intervals of three, six, and 12 months are permissible – no variations are permitted. Because in each fiscal year one or more in-kind repurchase offers for not less than five percent of the Fund’s share must be made by the Fund, the Fund may be foreclosed from using that five percent capacity for a more immediate or different cash offer or distribution.

Proposed elimination of the Policy and the availability of other discount reduction measures

The Board of Directors believes that the Policy greatly restricts the Fund’s ability to effect transactions in the best manner and at an optimal frequency. The Board of Directors also believes that only a limited number of stockholders participate in the Fund’s repurchase offers as they are currently conducted under the Policy, and that a greater number of stockholders would participate in other discount reduction measures available to the Fund if the Policy were eliminated. The repurchase offers under the Policy also cause the Fund to incur significant expenses which the Fund would not otherwise incur if it were able to engage in comparable transactions outside the confines of the Policy.

If stockholders approve the Proposal, the Board of Directors will have flexibility to consider additional actions – such as higher quarterly cash distributions to stockholders and various forms of share repurchases – to reduce the Fund’s discount. In particular, the Board of Directors may continue to implement share repurchases and tender offers on an as needed basis, rather than at periodic 3, 6 or 12 month intervals as mandated by the Policy. The 1940 Act permits closed-end funds such as the Fund to conduct share repurchases and tender offers without having a fundamental policy in place. The Board of Directors would have greater freedom to determine the frequency, the amount, and the manner of the share repurchases or tender offers (e.g., whether they are for cash, or in-kind). The 1940 Act also allows closed-end funds to repurchase shares in the open market, and the Board of Directors would consider such transactions under the appropriate market conditions.

VOTE “FOR” THE PROPOSAL TO REMOVE THE RESTRICTIVE POLICY

While it may have initially served a worthwhile purpose, the Board of Directors no longer believes it is in the best interests of the Fund or its stockholders to continue to be subject to a fundamental policy that restricts the types of transactions that the Fund can implement to try to reduce the discount. The Board of Directors believes that a variety of other actions, either alone or in combination with one another, may be more effective than the Policy, and would like to be able to pursue them on behalf of the Fund.

If approved by stockholders, the elimination of the Policy would become effective as soon as reasonably practicable thereafter.

The Board of Directors, including all of the Independent Directors, unanimously recommends that you vote FOR the elimination of the Policy.

THE MEXICO FUND WILL CONTINUE TO TAKE ACTIONS WITH THE OBJECTIVE OF REDUCING THE STOCK PRICE DISCOUNT

Brief history – Fund initiatives to reduce the discount since 2002

In June 2002, the Fund implemented an in-kind repurchase program. The first repurchase offer was an in-kind tender offer. Following the October 2002 receipt of exemptive authority from the SEC, subsequent offers were made under the Policy. The Fund has made a total of 14 repurchases that resulted in 39.8 million shares repurchased, equivalent to $823.8 million. In addition to the share repurchases, during this period the Fund declared total dividends of $22.04 per share, for a total amount of $463.1 million. The Fund has also received proceeds from stockholders either through rights offerings conducted in October 2004 and April 2007 or through stock dividends. A total of 12.5 million new shares were issued, for a total amount of $342.4 million. In summary, since 2002 the Fund has repurchased 39.8 million shares and declared dividends of $22.04 per share, for total distributions to Fund stockholders of approximately $1.3 billion. During the same period, the Fund has issued 12.4 million shares, equivalent to $342.4 million, for net distributions to stockholders of $944.5 million.

Total amounts delivered to stockholders:

Repurchase Programs	$823,831,063
Dividends	$463,138,286

Total	$1,286,969,349

Total proceeds from stockholders:

Rights Offerings	$273,473,119
Stock Dividends	$68,924,697

Total	$342,397,816

Net distributions to stockholders:	$944,571,533

In terms of percentage of net assets, at the time of the corresponding action, the “returns” to Fund stockholders are as follows:

	As a % of Net Assets
Year	Repurchases	Dividends	Total
2002	75.4%	14.9%	90.3%
2003	10.0%	14.3%	24.3%
2004	10.0%	1.5%	11.5%
2005	10.0%	3.0%	13.0%
2006	10.0%	9.1%	19.1%
2007	10.0%	9.1%	19.1%
2008	10.0%	27.8%	37.8%
2009*	5.0%	9.5%	14.5%

* Estimated

Recent actions taken by the Fund

In August 2008, the Fund received SEC exemptive authority to make periodic distributions throughout the year which may include multiple payment of capital gains. The Fund implemented in September 2008 its Managed Distribution Policy (“MDP”) with three quarterly cash distributions equal to a 12% of NAV annualized payment.

While the Board of Directors has scaled back the amount of distributions under MDP due to recent market volatility, the Board of Directors believes that once market conditions normalize, the Board of Directors may be able to revisit the possibility of increasing the periodic (e.g., quarterly) distributions to stockholders. The Board of Directors believes that in the long term, periodic distributions paid to stockholders under the MDP are likely to be more effective than stock repurchases under the Policy in reducing the Fund’s trading discount.

In determining whether to implement various discount reduction measures, the Board of Directors would continue to consider many of the same factors it evaluates when it conducts periodic in-kind repurchase offers under the Policy. These include the Fund’s discount, the liquidity of the Fund’s assets and the liquidity of the Mexican securities markets, current trading activity in Fund shares, and the interests of non-participating stockholders, if any.

The Current Plan

Given the uncertain and highly volatile financial markets, the Board of Directors reduced temporarily quarterly distributions to a level of 10 cents per share per quarter. The Board of Directors is committed to the MDP, and intends, at each quarterly meeting, to assess market conditions, especially the Mexican securities market and the dollar-peso exchange rate, with a view to restoring the MDP quarterly distributions to a 10% of NAV annualized distribution. Given the unprecedented global economic conditions, while these are the Board of Directors’ current expectations, there is no assurance that the Board of Directors will be able to carry out these actions.

Beneficial Ownership of Shares of the Fund

Based on filings made with the U.S. Securities and Exchange Commission (“SEC”), below are persons known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund’s shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza, New York, NY 10112	1,735,795	*	9.58	%*

Common Stock	City of London Investment Group PLC 77 Gracechurch Street, London, EC3V 0AS England	3,076,863	**	17.0	%**

*	Lazard Asset Management LLC made the filing upon which this information is based on February 10, 2009. Percent of class is based on the number of shares outstanding as of March 31, 2009.

**	City of London Investment Group plc (“CLIG”) is the parent holding company of City of London Investment Management Company Limited (“CLIM”), an investment adviser to various public and private investment funds including The Emerging World Fund, Emerging Markets Country Fund, Investable Emerging Markets Country Fund, Emerging Free Markets Country Fund, Natural Resource Fund, Global Equity CEF Fund, Frontier Emerging Markets Fund, Global Emerging Markets Equity Yield Fund, GFM Emerging Markets Country Fund and Tradex Global Equity Fund (the “Funds”), and ten unaffiliated third-party segregated accounts. CLIG and CLIM have the power to direct the dividends from, or the proceeds of the sale of the shares owned by, the Funds. Each of the Funds owns less than 5% of the shares. CLIG made the filing upon which this information is based on March 24, 2009. Percent of class is based on the number of shares outstanding as of March 31, 2009.

As of March 31, 2009, the Fund’s Directors and executive officers, as a group, owned less than 1% of the Fund’s outstanding shares of the Fund. The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and executive officers. As of March 31, 2009, the dollar range of equity securities owned beneficially by each Director in the Fund was as follows:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Interested Director
José Luis Gómez Pimienta	Over $100,000	Over $100,000

Independent Directors
Eugenio Clariond Reyes-Retana	Over $100,000	Over $100,000
Emilio Carrillo Gamboa	$50,001 - $100,000**	$50,001 - $100,000**
Jaime Serra Puche	$50,001 - $100,000**	$50,001 - $100,000**
Claudio X. González	Over $100,000	Over $100,000
Robert L. Knauss	Over $100,000	Over $100,000
Marc J. Shapiro	Over $100,000	Over $100,000

*	There are no other funds in the family of investment companies.

**	The dollar range of equity securities beneficially owned by Mr. Carrillo Gamboa and Dr. Serra Puche has decreased solely as a result of market fluctuations.

OTHER MATTERS

The Fund knows of no other matter which is to be brought before the Meeting. However, if any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed form of Proxy, or their substitutes, to vote the Proxy in accordance with their best judgment.

ADDITIONAL INFORMATION

Investment Advisory and Administrative Services

The Adviser and Administrator. Impulsora del Fondo México, S.C. (the “Adviser”), 77 Aristóteles Street, 3rd Floor, Polanco, 11560 México D.F., México, has served as the investment adviser of the Fund from the time the Fund was established in 1981. Pursuant to the Investment Advisory and Management Agreement between the Fund and the Adviser, the Adviser receives a monthly advisory fee at the annual rate of 1.00% of the Fund’s average daily net assets up to and including $200 million, 0.90% of such assets between $200 million and $400 million, and 0.60% of such assets in excess of $400 million. An amendment to the Fund’s Investment Adviser and Management Agreement was approved by stockholders on April 28, 2003 which adopted the above fee schedule. For the fiscal year ended October 31, 2008, total advisory fees paid by the Fund to the Adviser aggregated $5,880,995 based on average net assets for the fiscal year of approximately $744,276,458. The Adviser is a Mexican “sociedad civil” governed by the Federal Civil Code of Mexico and was organized in 1980.

Pursuant to an Administrative Services Agreement, effective April 1, 1994, which was amended and restated as of March 7, 2007, the Adviser also provides certain administrative services to the Fund which were previously performed by the Fund’s Trustee, including, among other things, the determination and publication of the net asset value of the Fund, the provision of assistance to the Fund to enable the Fund to maintain its books and records in accordance with applicable United States and Mexican law and the provision of assistance to the Fund’s auditors in the preparation of tax returns. The Fund pays the Adviser a monthly fee at the annual rate of 0.11% of average daily net assets of the Fund on assets under management up to $600 million and 0.09% of average daily net assets on assets under management above $600 million as compensation for services provided under the Administrative Services Agreement with a minimum of $450,000, and a fee for services rendered for each repurchase offer conducted by the Fund.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Securities Exchange Act”), and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund’s officers and Directors, Adviser, affiliates of the Adviser, and persons who beneficially own more than ten percent of a registered class of the Fund’s securities (“Reporting Persons”), to file reports of ownership of the Fund’s securities and changes in such ownership with the SEC and the New York Stock Exchange. Reporting Persons are also required by such regulations to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it and written representations of certain Reporting Persons, the Fund believes that during fiscal year 2008, its Reporting Persons complied with all applicable filing requirements.

Corporate Governance

The Fund is a Maryland corporation subject to the provisions of the Maryland General Corporation Law. The Fund’s day-to-day operations and the requirements as to the place and time, conduct, and voting, at a meeting of the stockholders are governed by the Fund’s charter and bylaws, the provisions of the Maryland General Corporation Law, and the provisions of the 1940 Act. Any stockholder who would like a copy of the Fund’s charter or bylaws may obtain a copy from the SEC via e-mail at publicinfo@sec.gov, or from the Fund via e-mail at investor-relations@themexicofund.com. The charter and bylaws are also available on the Fund’s website at www.themexicofund.com under “Corporate Governance”.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies will be primarily by mail. In order to obtain the necessary quorum and stockholder participation at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph, or personal interview by Directors, officers or agents of the Fund. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the stockholder casting the vote is accurately determined and that the voting instructions of the stockholder are accurately determined.

If a stockholder wishes to participate in the Meeting, but does not wish to authorize a proxy by telephone or internet, such stockholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a stockholder, whether in writing, by telephone or via the internet, is revocable. A stockholder may revoke the accompanying proxy or a proxy given telephonically or via the internet at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving notice to the Fund addressed to American Stock Transfer and Trust Company at 59 Maiden Lane, Plaza Level, New York, New York 10273-0923, Attn: Proxy Department, or by attending the Meeting and voting in person.

The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The Altman Group has been engaged by the Fund to assist in the distribution and solicitation of proxies. The anticipated cost of The Altman Group’s services is $60,000 to $200,000 plus out-of-pocket expenses. The Fund has agreed to indemnify The Altman Group against certain liabilities, including liabilities arising under federal securities laws. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote.

VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund is required to constitute a quorum at the Meeting. The elimination of the in-kind repurchase offer program as a fundamental policy of the Fund (the Proposal) will require the affirmative vote of the lesser of (i) 67% or more of the shares present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding voting shares.

STOCKHOLDER PROPOSALS

If a stockholder intends to present a proposal at the 2010 Annual Meeting of Stockholders of the Fund and desires to have the proposal included in the Fund’s Proxy Statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by October 5, 2009 for consideration by the Fund.

Stockholders wishing to present proposals at the 2010 Annual Meeting of Stockholders of the Fund not to be included in the Fund’s proxy materials should send written notice to the Secretary of the Fund of such proposals, which notice should be received by the Secretary of the Fund by October 5, 2009 but no earlier than September 5, 2009 in the form prescribed in the Fund’s Bylaws.

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS ALSO MAY AUTHORIZE THE PROXY VOTE BY TELEPHONE OR INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

By Order of the Board of Directors,

Samuel García-Cuéllar

Secretary

Dated: April 24, 2009

SPECIAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

May 29, 2009

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at www.themexicofund.com under “Investor Reports.”

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i Please detach along perforated line and mail in the envelope provided. i

¢	00030000000000000000 4	052909

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” THE

PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
		1. Elimination of fundamental policy governing the fund’s periodic in-kind repurchase offers:	☐	☐	☐
Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

SPECIAL MEETING OF STOCKHOLDERS OF

THE MEXICO FUND, INC.

May 29, 2009

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

COMPANY NUMBER
ACCOUNT NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.themexicofund.com under “Investor Reports.”

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢	00030000000000000000 4	052909

THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND’S STOCKHOLDERS VOTE “FOR” THE

PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

			FOR	AGAINST	ABSTAIN
		1. Elimination of fundamental policy governing the fund’s periodic in-kind repurchase offers:	☐	☐	☐
Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the Proposal. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢

		1	¢
		THE MEXICO FUND, INC. PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS Special Meeting of Stockholders — May 29, 2009

The undersigned stockholder of The Mexico Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Emilio Carrillo Gamboa, Marc Shapiro and Robert Knauss, or any of them, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Fund to be held at JPMorgan Chase, 707 Travis, 11th Floor, Houston, Texas, 77002, on May 29, 2009 at 4:00 p.m. (Central time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to such meeting.

		(Continued and to be signed on the reverse side)
	COMMENTS:

¢		14475	¢